                                                      Exhibit 99.7
--------------------------------------------------------------------------------
                                                      Monthly Operating Report

------------------------------------------
CASE NAME: Longhorn Solutions, Inc.               ACCRUAL BASIS
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42147-BJH-11                         02/13/95, RWD, 2/96
------------------------------------------

------------------------------------------
JUDGE: Barbara J. Houser
------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                     Chief Financial Officer
------------------------------------------    ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

Drew Keith                                                12/20/2001
------------------------------------------    ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ Jessica L. Wilson                              Chief Accounting Officer
------------------------------------------    ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

Jessica L. Wilson                                         12/20/2001
------------------------------------------    ----------------------------------
PRINTED NAME OF PREPARER                                    DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  -----------------------------------------
  CASE  NAME: Longhorn Solutions, Inc.                     ACCRUAL BASIS-1
  -----------------------------------------

  -----------------------------------------
  CASE  NUMBER: 400-42147-BJH-11                        02/13/95, RWD, 2/96
  -----------------------------------------

  -----------------------------------------
  COMPARATIVE BALANCE SHEET
  -------------------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULE           MONTH                 MONTH            MONTH
                                                                                -------------------------------------------------
  ASSETS                                                           AMOUNT         October 2001         November 2001
  -------------------------------------------------------------------------------------------------------------------------------
  1.   UNRESTRICTED CASH                                        $     3,646        $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  2.   RESTRICTED CASH                                                             $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  3.   TOTAL CASH                                               $     3,646        $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  4.   ACCOUNTS RECEIVABLE (NET)                                $    76,002        $     3,601          $     3,601            $0
  -------------------------------------------------------------------------------------------------------------------------------
  5.   INVENTORY                                                                   $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  6.   NOTES RECEIVABLE                                                            $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  7.   PREPAID EXPENSES                                                            $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                                      $   375,137        $   747,035          $   806,676            $0
  -------------------------------------------------------------------------------------------------------------------------------
  9.   TOTAL CURRENT ASSETS                                     $   454,785        $   750,636          $   810,277            $0
  -------------------------------------------------------------------------------------------------------------------------------
  10.  PROPERTY, PLANT & EQUIPMENT                              $   120,412        $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  11.  LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                                                    $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  12.  NET PROPERTY, PLANT &
       EQUIPMENT                                                $   120,412        $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  13.  DUE FROM INSIDERS                                                           $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  14.  OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                               $ 2,892,844        $ 2,723,098          $ 2,723,098            $0
  -------------------------------------------------------------------------------------------------------------------------------
  15.  OTHER (ATTACH LIST)                                                         $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  16.  TOTAL ASSETS                                             $ 3,468,041        $ 3,473,734          $ 3,533,375            $0
  -------------------------------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  -------------------------------------------------------------------------------------------------------------------------------
  17.  ACCOUNTS PAYABLE                                                            $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  18.  TAXES PAYABLE                                                                     ($164)               ($164)           $0
  -------------------------------------------------------------------------------------------------------------------------------
  19.  NOTES PAYABLE                                                               $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  20.  PROFESSIONAL FEES                                                           $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  21.  SECURED DEBT                                                                $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  22.  OTHER (ATTACH LIST)                                                         $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  23.  TOTAL POSTPETITION
       LIABILITIES                                                                       ($164)               ($164)           $0
  -------------------------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  -------------------------------------------------------------------------------------------------------------------------------
  24.  SECURED DEBT                                                                $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  25.  PRIORITY DEBT                                            $    73,455        $         0          $         0            $0
  -------------------------------------------------------------------------------------------------------------------------------
  26.  UNSECURED DEBT                                           $    68,502        $    62,673          $    62,673            $0
  -------------------------------------------------------------------------------------------------------------------------------
  27.  OTHER (ATTACH LIST)                                                         $ 1,225,717          $ 1,225,717            $0
  -------------------------------------------------------------------------------------------------------------------------------
  28.  TOTAL PREPETITION LIABILITIES                            $   141,957        $ 1,288,390          $ 1,288,390            $0
  -------------------------------------------------------------------------------------------------------------------------------
  29.  TOTAL LIABILITIES                                        $   141,957        $ 1,288,226          $ 1,288,226            $0
  -------------------------------------------------------------------------------------------------------------------------------
  EQUITY
  -------------------------------------------------------------------------------------------------------------------------------
  30.  PREPETITION OWNERS' EQUITY                                                  $ 2,194,261          $ 2,194,261            $0
  -------------------------------------------------------------------------------------------------------------------------------
  31.  POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                                ($8,753)         $    50,888            $0
  -------------------------------------------------------------------------------------------------------------------------------
  32.  DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
  -------------------------------------------------------------------------------------------------------------------------------
  33.  TOTAL EQUITY                                             $         0        $ 2,185,508          $ 2,245,149            $0
  -------------------------------------------------------------------------------------------------------------------------------
  34.  TOTAL LIABILITIES &
       OWNERS' EQUITY                                           $   141,957        $ 3,473,734          $ 3,533,375            $0
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                    Monthly Operating Report

    ---------------------------------------
    CASE NAME: Longhorn Solutions, Inc.        ACCRUAL BASIS-2
    ---------------------------------------

    ---------------------------------------
    CASE NUMBER: 400-42147-BJH-11                   02/13/95, RWD, 2/96
    ---------------------------------------

    ---------------------------------------
    INCOME STATEMENT
    --------------------------------------------------------------------------------------------------------------------------------
                                                                  MONTH                   MONTH             MONTH        QUARTER
                                                              ---------------------------------------------------------
    REVENUES                                                    October 2001           November 2001                      TOTAL
    --------------------------------------------------------------------------------------------------------------------------------
    1.     GROSS REVENUES                                           $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    2.     LESS: RETURNS & DISCOUNTS                                $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    3.     NET REVENUE                                              $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
    --------------------------------------------------------------------------------------------------------------------------------
    4.     MATERIAL                                                 $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    5.     DIRECT LABOR                                             $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    6.     DIRECT OVERHEAD                                          $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    7.     TOTAL COST OF GOODS SOLD                                 $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    8.     GROSS PROFIT                                             $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    --------------------------------------------------------------------------------------------------------------------------------
    9.     OFFICER/INSIDER COMPENSATION                             $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    10.    SELLING & MARKETING                                      $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    11.    GENERAL & ADMINISTRATIVE                             $6,031               ($60,392)               $0       ($54,361)
    --------------------------------------------------------------------------------------------------------------------------------
    12.    RENT & LEASE                                         $1,972                     $0                $0         $1,972
    --------------------------------------------------------------------------------------------------------------------------------
    13.    OTHER (ATTACH LIST)                                      $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    14.    TOTAL OPERATING EXPENSES                             $8,003               ($60,392)               $0       ($52,389)
    --------------------------------------------------------------------------------------------------------------------------------
    15.    INCOME BEFORE NON-OPERATING
           INCOME & EXPENSE                                    ($8,003)               $60,392                $0        $52,389
    --------------------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    --------------------------------------------------------------------------------------------------------------------------------
    16.    NON-OPERATING INCOME (ATT. LIST)                         $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    17.    NON-OPERATING EXPENSE (ATT. LIST)                        $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    18.    INTEREST EXPENSE                                         $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    19.    DEPRECIATION/DEPLETION                                   $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    20.    AMORTIZATION                                             $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    21.    OTHER (ATTACH LIST)                                      $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    22.    NET OTHER INCOME & EXPENSES                              $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    --------------------------------------------------------------------------------------------------------------------------------
    23.    PROFESSIONAL FEES                                        $0                   $750                $0           $750
    --------------------------------------------------------------------------------------------------------------------------------
    24.    U.S. TRUSTEE FEES                                        $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    25.    OTHER (ATTACH LIST)                                      $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    26.    TOTAL REORGANIZATION EXPENSES                            $0                   $750                $0           $750
    --------------------------------------------------------------------------------------------------------------------------------
    27.    INCOME TAX                                               $0                     $0                $0             $0
    --------------------------------------------------------------------------------------------------------------------------------
    28.    NET PROFIT (LOSS)                                   ($8,003)               $59,642                $0        $51,639
    --------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            Monthly Operating Report

        ------------------------------------------------------------------------
        CASE NAME: Longhorn Solutions, Inc.                                                     ACCRUAL BASIS-3
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        CASE NUMBER: 400-42147-BJH-11                                                      02/13/95, RWD, 2/96
        ------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                   MONTH                   MONTH            MONTH               QUARTER
                                                        -----------------------------------------------------------
        DISBURSEMENTS                                   October 2001           November 2001                             TOTAL
        -------------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                          $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        -------------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                         $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        -------------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                        $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                       $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                           $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        -------------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                     $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                     $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                                $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                       $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                                     $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                               $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        -------------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                        $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                                 $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                      $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        15.    SECURED/RENTAL/LEASES                              $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                          $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                          $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                                $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                                   $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                             $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                      $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                              $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                           $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                        $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                      $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                                  $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                                  $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                                $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                      $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                                $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                      $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
        33.    CASH-END OF MONTH                                  $0                      $0               $0                 $0
        -------------------------------------------------------------------------------------------------------------------------
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        --------------------------------------------
        CASE NAME: Longhorn Solutions, Inc.           ACCRUAL BASIS-4
        --------------------------------------------

        --------------------------------------------
        CASE NUMBER: 400-42147-BJH-11                   02/13/95, RWD, 2/96
        --------------------------------------------

        ------------------------------------------------------------------------------------------------------------------------
                                                              SCHEDULE               MONTH               MONTH            MONTH
                                                                            ----------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                              AMOUNT             October 2001       November 2001
        -----------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                                  $    0              $    0             $0
        -----------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                                 $    0              $    0             $0
        -----------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                                 $    0              $    0             $0
        -----------------------------------------------------------------------------------------------------------------------
        4.      91+                                                                   $5,182              $5,182             $0
        -----------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                            $0               $5,182              $5,182             $0
        -----------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                       $1,581              $1,581             $0
        -----------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                            $0               $3,601              $3,601             $0
        -----------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                            MONTH:    November 2001
                                                                                                   ---------------------------
        ------------------------------------------------------------------------------------------------------------------------
                                                 0-30                31-60            61-90             91+
        TAXES PAYABLE                            DAYS                DAYS             DAYS             DAYS            TOTAL
        ------------------------------------------------------------------------------------------------------------------------

        1.      FEDERAL                                 $0           $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        2.      STATE                                ($164)          $0                   $0                  $0          ($164)
        -----------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                   $0           $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                     $0           $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                  ($164)          $0                   $0                  $0          ($164)
        -----------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                        $0           $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------

        STATUS OF POSTPETITION TAXES                                                        MONTH:      November 2001
                                                                                                   -----------------------------
        ------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING              AMOUNT                                  ENDING
                                                         TAX              WITHHELD AND/          AMOUNT                TAX
        FEDERAL                                      LIABILITY*            0R ACCRUED             PAID              LIABILITY
        -----------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                        $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                      $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                      $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                         $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                               $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                  $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                  $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        -----------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                          $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        9.      SALES                                             ($164)                  $0                  $0          ($164)
        -----------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                               $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                         $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                        $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                    $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                  $0                   $0                  $0             $0
        -----------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                               ($164)                  $0                  $0          ($164)
        -----------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                       ($164)                  $0                  $0          ($164)
        -----------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    -------------------------------------------
    CASE NAME: Longhorn Solutions, Inc.              ACCRUAL BASIS-5
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42147-BJH-11                       02/13/95, RWD, 2/96
    -------------------------------------------


    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH: November 2001
                                                               --------------------------------------------------------------
    --------------------------------------------
    BANK RECONCILIATIONS
                                                      Account #1                 Account #2          Account #3
    -------------------------------------------------------------------------------------------------------------------------
    A.    BANK:                                        Bank One                  Mid-Cities
    ---------------------------------------------------------------------------------------------------------------
    B.    ACCOUNT NUMBER:                             1586267807                  4235800                             TOTAL
    ---------------------------------------------------------------------------------------------------------------
    C.    PURPOSE (TYPE):                       Operating-Closed 11/00    Operating - Closed 5/00
    --------------------------------------------------------------------------------------------------------------------------
    1.    BALANCE PER BANK STATEMENT                                $0                         $0                          $0
    --------------------------------------------------------------------------------------------------------------------------
    2.    ADD: TOTAL DEPOSITS NOT CREDITED                          $0                         $0                          $0
    --------------------------------------------------------------------------------------------------------------------------
    3.    SUBTRACT: OUTSTANDING CHECKS                              $0                         $0                          $0
    --------------------------------------------------------------------------------------------------------------------------
    4.    OTHER RECONCILING ITEMS                                   $0                         $0                          $0
    --------------------------------------------------------------------------------------------------------------------------
    5.    MONTH END BALANCE PER BOOKS                               $0                         $0            $0            $0
    --------------------------------------------------------------------------------------------------------------------------
    6.    NUMBER OF LAST CHECK WRITTEN                account closed             account closed
    --------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------
    INVESTMENT ACCOUNTS

    --------------------------------------------------------------------------------------------------------------------------
                                                        DATE OF                TYPE OF            PURCHASE            CURRENT
    BANK, ACCOUNT NAME & NUMBER                        PURCHASE              INSTRUMENT             PRICE              VALUE
    --------------------------------------------------------------------------------------------------------------------------
    7.    N/A
    --------------------------------------------------------------------------------------------------------------------------
    8.    N/A
    --------------------------------------------------------------------------------------------------------------------------
    9.    N/A
    --------------------------------------------------------------------------------------------------------------------------
    10.   N/A
    --------------------------------------------------------------------------------------------------------------------------
    11.   TOTAL INVESTMENTS                                                                                  $0            $0
    --------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------
    CASH

    --------------------------------------------------------------------------------------------------------------------------
    12.   CURRENCY ON HAND                                                                                                 $0
    --------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------
    13.   TOTAL CASH - END OF MONTH                                                                                        $0
    --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

       ----------------------------------------
       CASE NAME: Longhorn Solutions, Inc.            ACCRUAL BASIS-6
       ----------------------------------------

       ----------------------------------------
       CASE NUMBER: 400-42147-BJH-11                    02/13/95, RWD, 2/96
       ----------------------------------------

                                                        MONTH: November 2001
                                                        --------------------

       ----------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       ----------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------
                                      INSIDERS
       -------------------------------------------------------------------------
                                  TYPE OF           AMOUNT         TOTAL PAID
              NAME                PAYMENT            PAID            TO DATE
       -------------------------------------------------------------------------
       1.   Mary Phillips            Salary           $0            $68,750
       -------------------------------------------------------------------------
       2.
       -------------------------------------------------------------------------
       3.
       -------------------------------------------------------------------------
       4.
       -------------------------------------------------------------------------
       5.
       -------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                               $0            $68,750
       -------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------------------------------
                                                       PROFESSIONALS
       ----------------------------------------------------------------------------------------------------------------------
                                     DATE OF COURT                                                                  TOTAL
                                   ORDER AUTHORIZING           AMOUNT               AMOUNT       TOTAL PAID       INCURRED
                  NAME                  PAYMENT               APPROVED               PAID          TO DATE       & UNPAID *
       ----------------------------------------------------------------------------------------------------------------------
       1.   N/A
       ----------------------------------------------------------------------------------------------------------------------
       2.   N/A
       ----------------------------------------------------------------------------------------------------------------------
       3.   N/A
       ----------------------------------------------------------------------------------------------------------------------
       4.   N/A
       ----------------------------------------------------------------------------------------------------------------------
       5.   N/A
       ----------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                    $0                   $0             $0              $0
       ----------------------------------------------------------------------------------------------------------------------

       * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       -------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------
                                           SCHEDULED         AMOUNTS
                                            MONTHLY            PAID                TOTAL
                                           PAYMENTS           DURING              UNPAID
                    NAME OF CREDITOR          DUE             MONTH            POSTPETITION
       -----------------------------------------------------------------------------------------
       1.   N/A
       -----------------------------------------------------------------------------------------
       2.   N/A
       -----------------------------------------------------------------------------------------
       3.   N/A
       -----------------------------------------------------------------------------------------
       4.   N/A
       -----------------------------------------------------------------------------------------
       5.   N/A
       -----------------------------------------------------------------------------------------
       6.   TOTAL                              $0             $0                  $0
       -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        --------------------------------------------
        CASE NAME: Longhorn Solutions, Inc.           ACCRUAL  BASIS-7
        --------------------------------------------

        --------------------------------------------
        CASE NUMBER: 400-42147-BJH-11                   02/13/95, RWD, 2/96
        --------------------------------------------

                                                      MONTH:  November 2001
                                                            --------------------


        --------------------------------------------
        QUESTIONNAIRE

        ------------------------------------------------------------------------------------------------------
                                                                                        YES         NO
        ------------------------------------------------------------------------------------------------------
        1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                     X
        ------------------------------------------------------------------------------------------------------
        2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                               X
        ------------------------------------------------------------------------------------------------------
        3.  ARE ANY POSTPETITION RECEIVABLES(ACCOUNTS, NOTES, OR
            LOANS) DUE FROM RELATED PARTIES?                                                         X
        ------------------------------------------------------------------------------------------------------
        4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
            THIS REPORTING PERIOD?                                                                   X
        ------------------------------------------------------------------------------------------------------
        5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
            DEBTOR FROM ANY PARTY?                                                                   X
        ------------------------------------------------------------------------------------------------------
        6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
        ------------------------------------------------------------------------------------------------------
        7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
            PAST DUE?                                                                                X
        ------------------------------------------------------------------------------------------------------
        8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
        ------------------------------------------------------------------------------------------------------
        9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
        ------------------------------------------------------------------------------------------------------
        10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
            DELINQUENT?                                                                              X
        ------------------------------------------------------------------------------------------------------
        11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
            REPORTING PERIOD?                                                                        X
        ------------------------------------------------------------------------------------------------------
        12. ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
        ------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
        EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------------------------------------
        ------------------------------------------------------------------------------------------------------

        --------------------------------------------------
        INSURANCE
        -------------------------------------------------------------------------------------------------------
                                                                                        YES         NO
        -------------------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
               NECESSARY INSURANCE COVERAGES IN EFFECT?                                  X
        -------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                    X
        -------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        -------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
        HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
        AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        -------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------
                                            INSTALLMENT  PAYMENTS
        -------------------------------------------------------------------------------------------------------
                    TYPE OF                                                                 PAYMENT AMOUNT
                     POLICY                       CARRIER               PERIOD COVERED        & FREQUENCY
        -------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------
               See Kitty Hawk, Inc. Case #400-42141
        -------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    -----------------------------------------------
    CASE NAME: Longhorn Solutions, Inc.                 FOOTNOTES SUPPLEMENT
    -----------------------------------------------

    -----------------------------------------------
    CASE NUMBER: 400-42147-BJH-11                             ACCRUAL BASIS
    -----------------------------------------------

                                                       MONTH: November 2001
                                                             -------------------

    -----------------------------------------------------------------------------------------------------
     ACCRUAL BASIS     LINE
      FORM NUMBER     NUMBER                       FOOTNOTE/EXPLANATION
    -----------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------
          6                      All Professional fees related to the Reorganization of the
    -----------------------------------------------------------------------------------------------------
                                  Company are disbursed out of Kitty Hawk, Inc. (Parent
    -----------------------------------------------------------------------------------------------------
                                  Company). Refer to Case # 400-42141
    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------
          7                      All other insurance plans related to the Company are carried
    -----------------------------------------------------------------------------------------------------
                                   at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -----------------------------------------------------------------------------------------------------
                                   400-42141.
    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------
          General                Operations of this entity ceased October 12, 2000. Costs incurred
    -----------------------------------------------------------------------------------------------------
                                   are final closing relating items.
    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------

=============================================================================================================

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER: 400-42147-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                      November 2001


8.   OTHER (ATTACH LIST)                            $       806,676 Reported
                                                    ---------------
       Intercompany Receivables                             767,011
       Deferred Taxes                                        36,717
       Security Deposit                                       2,948
                                                    ---------------
                                                            806,676 Detail
                                                    ---------------
                                                                  - Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                     $     2,723,098 Reported
                                                    ---------------
       Software knowledge                                 3,397,988
       Accum Amortization                                  (674,890)
                                                    ---------------
                                                          2,723,098 Detail
                                                    ---------------
                                                                  - Difference

27.  OTHER (ATTACH LIST)                            $     1,225,717 Reported
                                                    ---------------
       Accrued income taxes                                 (71,204)
       Deferred income tax expense                        1,296,921
                                                    ---------------
                                                          1,225,717 Detail
                                                    ---------------
                                                                  - Difference